EXHIBIT 10.5

March 2, 2012

Western Digital Corporation

Western Digital Technologies, Inc.

Western Digital Ireland, Ltd.

3355 Michelson Drive

Irvine, California 92612

Attention: Mr. Wolfgang Nickl, Senior Vice President and Chief Financial Officer

First Amendment to Commitment Letter Dated as of March 7, 2011

Ladies and Gentlemen:

Reference is made to that certain commitment letter dated as of March 7, 2011 (together with the Summary of Terms attached thereto, as amended hereby and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Commitment Letter”), among each of you, Bank of America, N.A. (“Bank of America”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) regarding the arrangement, underwriting and syndication of the Senior Credit Facilities (as defined in the Commitment Letter).

Unless otherwise defined herein, capitalized terms shall have the same meanings as specified therefor in the Commitment Letter.

You have requested that we amend the Commitment Letter (including the Summary of Terms attached thereto) in order to extend the expiration date of our undertakings and commitments pursuant thereto, among other things. Subject to the terms and conditions set forth herein and the effectiveness of this amendment letter (this “Commitment Letter Amendment”) in accordance with its terms, the parties hereto agree as follows:

I. Amendments to Commitment Letter

1. The second sentence of the last paragraph of the Commitment Letter shall be amended by replacing clause (a) thereof with the following:

“(a) May 7, 2012, unless definitive documentation for the Senior Credit Facilities is executed and delivered prior to such date,”

2. The “CLOSING DATE” section of the Summary of Terms attached as Exhibit A to the Commitment Letter shall be amended in its entirety by replacing such section with the following:

“CLOSING	DATE: The execution of definitive loan documentation to occur on or before May 7, 2012 (the “Closing Date”).”

II. Miscellaneous

Except as specifically amended hereby, the Commitment Letter is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms. For the avoidance of doubt, the confidentiality provisions of the Commitment Letter shall apply to this Commitment Letter Amendment as if it were part of the Commitment Letter, it being understood that you may disclose this Commitment Letter Amendment (but not the Fee Letter Second Amendment (defined below)) in filings with the Securities and Exchange Commission and other applicable regulatory authorities and stock exchanges. All references to the “Commitment Letter” in the Commitment Letter, the Fee Letter or any related documents shall be deemed to refer to the Commitment Letter after giving effect to this Commitment Letter Amendment.

This Commitment Letter Amendment shall be effective upon the receipt by Bank of America and MLPFS of a duly executed counterpart to (a) this Commitment Letter Amendment from each of the parties hereto and (b) the second amendment to the Fee Letter dated as of the date hereof (the “Fee Letter Second Amendment”) from each of the parties thereto. This Commitment Letter Amendment may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this Commitment Letter Amendment by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

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If the foregoing is in accordance with your understanding, please sign and return this Commitment Letter Amendment to us.

Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ Sugeet Manchanda Madan
Name: Sugeet Manchanda Madan
Title: Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Andrew M. Hensley
Name: Andrew M. Hensley
Title: Director

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

WESTERN DIGITAL CORPORATION

By:	/s/ Wolfgang Nickl
Name: Wolfgang Nickl
Title: Senior Vice President
and Chief Financial Officer

WESTERN DIGITAL TECHNOLOGIES, INC.

By:	/s/ Wolfgang Nickl
Name: Wolfgang Nickl
Title: Senior Vice President
and Chief Financial Officer

WESTERN DIGITAL IRELAND, LTD.

By:	/s/ Wolfgang Nickl
Name: Wolfgang Nickl
Title: Director and
Chief Financial Officer

Western Digital Corporation

First Amendment to Commitment Letter

Signature Page